Debt	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Debt
9.	Debt

Canadian Credit Facilities

In June 2011, Pioneer Electrogroup Canada Inc., a wholly owned subsidiary of the Company and the parent company of the Company's active Canadian subsidiaries, Pioneer Transformers Ltd. and Bemag Transformer Inc. (the "Borrowers"), entered into a letter loan agreement with the Company's Canadian bank (the "Canadian Facilities") that replaced and superseded all of the Company's prior financing arrangements with such bank. Bemag Transformer Inc. became a party to the Canadian Facilities on July 1, 2011, upon the acquisition of all of its capital shares by the Company.

The Canadian Facilities provide for up to $23.0 million CAD (approximately $23.1 million expressed in U.S. dollars) consisting of a $10.0 million demand revolving credit facility ("Facility A") to finance ongoing operations, a $2.0 million term credit facility ("Facility B") that financed a plant expansion, a $10.0 million term credit facility ("Facility C") to finance acquisitions, capital expenditures or to provide funding to the Company, a $50,000 Corporate MasterCard credit facility ("Facility D") and a $1.0 million foreign exchange settlement risk facility ("Facility E").

The Canadian Facilities are secured by a first-ranking lien in the amount of approximately $25 million CAD on all of the present and future movable and immovable property of the Borrowers and their subsidiaries.

The Canadian Facilities require the Borrowers to comply on a consolidated basis with various financial covenants, including maintaining a minimum fixed charge coverage ratio of 1.25, a maximum funded debt to EBITDA ratio of 2.75 and a limitation on funded debt to less than 60% of capitalization. The Canadian Facilities also restrict the ability of the Borrowers to, among other things, (i) provide any funding to any person, including affiliates, in an aggregate amount exceeding $5.0 million CAD or (ii) make distributions in an aggregate amount exceeding 50% of Pioneer Electrogroup Canada Inc.'s previous year's net income.

Facility A is subject to margin criteria and borrowings bear interest at the bank's prime rate plus 0.50% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 0.50% per annum or LIBOR plus 2.00% per annum on amounts borrowed in U.S. dollars.

Borrowings under Facility B bear interest at the bank's prime rate plus 1.00% per annum with principal repayments becoming due on a five year amortization schedule.

Borrowings under Facility C are repayable according to a five year principal amortization schedule and bear interest at the following rates: if the funded debt to EBITDA ratio is equal to or greater than 2.00, the bank's prime rate plus 1.25% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 1.25% per annum or LIBOR plus 2.50% per annum on amounts borrowed in U.S. dollars; or, if the funded debt to EBITDA ratio is less than 2.00, the bank's prime rate plus 1.00% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 1.00% per annum or LIBOR plus 2.25% per annum on amounts borrowed in U.S. dollars. In addition, Facility C is subject to a standby fee which is calculated monthly using the unused portion of the facility at either 0.625% per annum if the funded debt to EBITDA ratio is equal to or greater than 2.00, or 0.5625% per annum if the funded debt to EBITDA ratio is less than 2.00.

As of December 31, 2012, the Company had approximately $10.8 million in U.S. dollar equivalents outstanding under the Canadian Facilities and was in compliance with its financial covenant requirements. The Company's borrowings consisted of approximately $0.2 million outstanding under Facility A, $1.5 million outstanding under Facility B, and $9.1 million outstanding under Facility C.

United States Credit Facilities

In January 2008, the Company's Jefferson Electric, Inc. subsidiary entered into a bank loan agreement with a U.S. bank that included a revolving credit facility and a term credit facility (the "U.S. Facilities"). As of April 30, 2010, the date the Company acquired Jefferson Electric, Inc., final payment of all outstanding amounts under the U.S. Facilities became due on October 31, 2011. The interest rate under the revolving credit facility was equal to the greater of the bank's reference rate or 6.5% per annum. The interest rate under the term credit facility was 7.27% annually.

In November 2011, Jefferson Electric, Inc. revised its financing arrangement and extended the maturity date of the U.S. Facilities to October 31, 2012. The amended loan agreement provided for an increase in the borrowing base limit of the revolving credit facility to $6.0 million and a decrease in the interest rate to the bank's reference rate plus 2.0%. In connection with the amendment, the Company prepaid $250,000 under the term credit facility in November 2011 and made an additional prepayment of $750,000 in January 2012. The interest rate under the term credit facility was reduced to 6.0% annually, with monthly payments of principal and accrued interest calculated based on a 5-year term and a final payment of all outstanding amounts due on October 31, 2012. In addition, the Company entered into a guaranty agreement with respect to Jefferson Electric, Inc.'s obligations under the U.S. Facilities.

In October 2012, Jefferson Electric, Inc. revised its financing arrangement and extended the maturity date of the U.S. Facilities to October 31, 2013. The interest rate under the revolving credit facility was reduced to a floating rate subject to a pricing grid, ranging from 2.25% to 3.50% above one month LIBOR, which can result in increases or decreases to the borrowing spread depending on Jefferson Electric, Inc.'s debt service coverage ratio. The term credit facility, which was repaid in full during July 2012, was removed from the U.S. Facilities in its entirety. Borrowings under the U.S. Facilities are collateralized by substantially all the U.S. assets of Jefferson Electric, Inc., and an officer of the subsidiary is a guarantor. The U.S. Facilities, as amended, require Jefferson Electric, Inc. to comply with certain financial covenants, including a requirement to exceed a minimum target for tangible net worth and maintain a minimum debt service coverage ratio. The U.S. Facilities also restrict Jefferson Electric, Inc.'s ability to pay dividends or make distributions, advances or other transfers of assets.

As of December 31, 2012, Jefferson Electric, Inc. had approximately $4.9 million outstanding under the revolving credit facility and was in compliance with its financial covenant requirements.

Nexus Promissory Note

On July 25, 2012, the Company's indirect wholly owned Mexican subsidiary, Nexus Magneticos de Mexico, S. de R.L. de C.V. ("Nexus"), entered into a term loan agreement with GE CF Mexico, S.A. de C.V. ("GE Capital Mexico"). At closing, GE Capital Mexico advanced to Nexus $1.65 million under the term loan agreement, less a non-refundable commission of 1% and less a pledge of cash representing 10% of the loan amount. Immediately upon receiving the term loan advance, Nexus made an intercompany loan in the same principal amount to Jefferson Electric, Inc., its controlling shareholder. In turn, Jefferson Electric, Inc. used the intercompany loan proceeds to repay a portion of its outstanding secured indebtedness owed to its U.S. bank. The net proceeds were used by Jefferson Electric, Inc. to fully repay the principal and accrued interest that was then outstanding under its term credit facility with its U.S. bank, as well as to reduce the outstanding balance under its revolving credit facility.

The term loan from GE Capital Mexico is payable in 60 consecutive monthly installments and bears interest, payable monthly, at a rate of 6.93% per annum. The term loan may be prepaid by Nexus in increments of at least $100,000, subject to the application of certain prepayment and other fees as established in the term loan agreement. The term loan agreement contains customary representations and warranties, affirmative and negative covenants and events of default, including covenants that restrict Nexus' ability to create certain liens, incur additional liabilities, make certain types of investments, engage in mergers, consolidations, significant asset sales and affiliate transactions, pay dividends, redeem or repurchase outstanding equity and make capital expenditures.

The obligations of Nexus under the term loan are secured by (i) a pledge of cash in the amount of 10% of the term loan amount, (ii) a trust agreement, pursuant to which Nexus and Jefferson Electric, Inc. transferred title to substantially all of their equipment and machinery assets located in Mexico to a Mexican bank as trustee, to serve as security for all of Nexus' obligations under the term loan agreement, and (iii) a corporate guaranty by the Company of all of Nexus' obligations under the term loan agreement.

Capital Lease Obligations

As of December 31, 2012, the Company had equipment loans and capital lease obligations remaining of $3,000 bearing interest at rates varying from 0.0% to 18.8% and are repayable in monthly installments. These obligations are scheduled to be paid in full by December 2013.

Long-term debt consists of the following (in thousands):

	December 31,	December 31,
	2012	2011
Revolving credit facilities	$5,141	$6,199
Term credit facilities	10,615	11,669
Nexus promissory note	1,371	-
Capital lease obligations	3	17
Total debt and capital lease obligations	17,130	17,885
Less current portion	(7,335)	(8,870)
Total long-term debt and capital lease obligations	$9,795	$9,015

The annual maturities of long-term debt at December 31, 2012, were as follows (in thousands):

Long-term
debt
Years Ending December 31,	maturities
2013	$7,335
2014	2,020
2015	2,264
2016	5,446
2017	65
Total long-term debt maturities	$17,130